SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Unitil Corporation
-----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
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               ---------------------------------------------------------------
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         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

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               ---------------------------------------------------------------
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[Unitil Logo]


                                                              March 10, 2000


Dear Fellow Shareholder,

The Annual Meeting of Common Shareholders is scheduled to be held on Thursday, April 20, 2000, at 10:30 A.M., at the office of the Company, 6 Liberty Lane West, Hampton, New Hampshire.

Enclosed you will find a 1999 annual report, a notice of meeting, a proxy statement and a proxy card to be used in connection with the meeting. This year, shareholders are being asked to vote on the election of three Directors.

We hope that you are able to attend the Annual Meeting. Your vote is important whether you own one share or many. Whether or not you plan to be present, we urge you to sign and promptly return the enclosed proxy card in the envelope provided.

Thank you for your continued interest in the Company.


                                       Sincerely,


                                       /s/ Robert G. Schoenberger
                                       Robert G. Schoenberger
                                       Chairman of the Board of Directors
                                       and Chief Executive Officer


[Unitil Logo]


               NOTICE OF ANNUAL MEETING OF COMMON SHAREHOLDERS


                                       Hampton, New Hampshire
                                       March 10, 2000

To the Common Shareholders:

      You are hereby notified that the annual meeting of common shareholders of Unitil Corporation will be held at the office of the Company, 6 Liberty Lane West, Hampton, New Hampshire, on Thursday, April 20, 2000, at 10:30 A.M., for the following purposes:

      1.   To elect three Directors.

      2. To act on such other matters as may properly come before the meeting and any adjournments thereof.

      The enclosed form of proxy has been prepared at the direction of the Board of Directors of Unitil and is sent to you at its request. The persons named in said proxy have been designated by the Board of Directors.

      Regardless of whether or not you plan to attend the meeting, you can be sure your shares are represented at the meeting by promptly signing, dating and returning the enclosed proxy card in the postage-paid envelope, also enclosed. If for any reason you desire to revoke or change your proxy, you may do so at any time before it is voted.

      The Board of Directors fixed February 23, 2000 as the date for determining holders of record of Common Stock who are thereby entitled to notice of and to vote at this meeting and any adjournments thereof.

                                       By Order of the Board of Directors,



                                       Mark H. Collin
                                       Treasurer & Secretary


[Unitil Logo]


      6 Liberty Lane West
      Hampton, New Hampshire 03842-1720


                                                              March 10, 2000

                               Proxy Statement

            ANNUAL MEETING OF COMMON SHAREHOLDERS, APRIL 20, 2000

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of proxies in the accompanying form for use at the 2000 annual meeting of common shareholders of Unitil Corporation ("Unitil" or "the Company"). Each proxy can be revoked at any time before it is voted by written notification to the Secretary of Unitil at the above address prior to the meeting, or in person at the meeting. Every properly signed proxy will be voted unless previously revoked.

      Unitil presently has seven subsidiaries, Concord Electric Company ("CECo"), Exeter & Hampton Electric Company ("E&H"), Fitchburg Gas and Electric Light Company ("FG&E"), Unitil Power Corp. ("Unitil Power"), Unitil Realty Corp. ("Unitil Realty"), Unitil Resources, Inc. ("Unitil Resources") and Unitil Service Corp. ("Unitil Service").

      The annual report of Unitil for the year 1999 is enclosed herewith and includes consolidated financial statements which are not part of this proxy statement.

      The voting securities of Unitil issued and outstanding on February 23, 2000 consisted of 4,717,022 shares of Common Stock, no par value, entitling the holders thereof to one vote per share. Holders of Common Stock of record on such date are entitled to notice of and to vote at the annual meeting and any adjournments thereof. A majority of the outstanding shares of Common Stock constitutes a quorum.

      Except as set forth below, no person owns of record and, to the knowledge of Unitil, no person owns beneficially more than five percent of the Common Stock of Unitil which may be voted at the meeting and any adjournments thereof.


 Name and Address            Shares of Common Stock    Percent of Shares
of Beneficial Owner            Beneficially Owned         Outstanding
------------------------------------------------------------------------

Charles H. Tenney II               270,964 (1)               5.74%
  30 Cedar Road
  Chestnut Hill, MA 02167
------------------------------------------------------------------------
NOTES:

<F1>  Based on information provided by Mr. Tenney. Total shares of Common
      Stock owned by Mr. Tenney include 3,456 shares which are held in trust under the terms of the Unitil Tax Deferred Savings and Investment Plan ("401(k)"). Mr. Tenney has voting power only with respect to the shares credited to his account. (See "Other Compensation Arrangements"). Mr. Tenney is the former Chairman and CEO and a former Director of the Company. Mr. Tenney did not stand for reelection to the Board of Directors in April, 1999, as a result of the age limitation policy adopted by the Board of Directors in 1998.

      The twelve Directors and the officers of Unitil as a group have beneficial ownership as of February 23, 2000 of 91,995 shares (1.95%) of Common Stock, of which they have direct beneficial ownership of 75,719 shares (1.61%), which excludes options to purchase 113,296 shares (2.40%) pursuant to the exercise of those options, and indirect beneficial ownership of 16,277 shares (0.35%). To the knowledge of Unitil, each of said Directors and officers has voting and investment power with respect to the shares directly owned. With regard to certain of the indirect beneficial ownership by said group, see the footnotes to the table contained in the section of this proxy statement entitled "As to the Election of Directors" setting forth certain information about the Directors of Unitil.

      Assuming a quorum is present, the favorable vote of a majority of the shares of Common Stock represented and voting will be required for approval of all matters, including the election of Directors, which may come before the meeting.

                       As to the Election of Directors
             --------------------------------------------------

      The By-Laws of Unitil provide for a Board of between nine and fifteen Directors divided into three classes, each class being as nearly equal in number as possible, and each with their respective terms of office arranged so that the term of office of one class expires in each year, at which time a corresponding number of Directors is elected for a term of three years. Unitil currently has twelve Directors.

      The Board of Directors has a stock ownership policy of the Board that no person be nominated as a candidate for Director for election to a second term as part of the slate of Directors proposed by the Company unless he or she is a beneficial owner, either directly or indirectly, of at least 1,000 shares of Unitil Common Stock. The Board of Directors also has an age limitation policy of the Board, which has been in effect since January, 1999, that no person be nominated as a candidate for Director for reelection as part of the slate of Directors proposed for election by the Company after he or she has reached age 70. W. William VanderWolk, Jr. and Franklin Wyman, Jr. will not stand for re-election this year as a result of this policy.

                  Information About Nominees for Directors
             --------------------------------------------------

      Each nominee has been a member of the Board of Directors since the date indicated. Proxies will be voted for the persons whose names are set forth below unless instructed otherwise. If any nominee shall be unable to serve, the proxies will be voted for such person as may be designated by management to replace such nominee. Each of the nominees has consented to being named in this proxy statement and to serve if elected. Unless otherwise indicated, all shares shown represent sole voting and investment power.

Nominees for Directors whose terms will expire in the year 2003

-------------------------------------------------------------------------------------------------------
                                                                                    Common Stock Owned
                                                                                     Beneficially on
                                                                       Director    February 23, 2000(1)
                                                                        Since             Shares
-------------------------------------------------------------------------------------------------------

William E. Aubuchon, III, Age 55                                       1999(2)       0
-------------------------------------------------------------------
  Chairman and Chief Executive Officer of W.E. Aubuchon
  Company, Inc. (retail hardware company), Westminster, MA,
  since 1993. Mr. Aubuchon is also a Director of the North Central
  Massachusetts Chamber of Commerce, since 1991, and a
  Director of the Mt. Wachusett Community College Foundation,
  Inc., Gardner, MA, since 1999.

Robert G. Schoenberger, Age 49                                         1997          73,590 (3)(4)(5)
-------------------------------------------------------------------
  Chairman of the Board and Chief Executive Officer of Unitil
  since 1997. Prior to his employment with Unitil,
  Mr. Schoenberger was President and Chief Operating Officer at
  the New York Power Authority ("NYPA") from 1993 until 1997.
  Prior to 1993, Executive Vice President - Finance and
  Administration, also at NYPA (state owned public power
  enterprise). Mr. Schoenberger is also a Director of the Greater
  Seacoast (NH) United Way since 1998, Director of Exeter Health
  Resources, Exeter, NH, since 1998, Director of Enermetrix.com,
  Maynard, MA, since 1999, and a Director of the New England
  Gas Association, since 1999.

Charles H. Tenney III, Age 52                                          1992           2,885
-------------------------------------------------------------------
  Director of Corporate Services, Log On America, Inc.,
  Providence, RI (New England regional competitive local
  exchange carrier and information/Internet service provider) since
  1999. Mr. Tenney is the former Secretary (1997-1999) of
  Northern Utilities, Inc., Portsmouth, NH (natural gas distributor)
  and former Secretary (1997-1999) of Granite State Gas
  Transmission, Inc., Portsmouth, NH. Mr. Tenney is also the former Clerk (1991-1999) of Bay State Gas Company, a
  subsidiary of NIPSCO Industries, Inc., Merrillville, IN. (utility holding company)


                         Information About Directors
                       Whose Terms of Office Continue
             --------------------------------------------------

                                                                                            Common Stock Owned
                                                                                              Beneficially on
                                                                    Director    Term to    February 23, 2000(1)
                                                                     Since       Expire           Shares
---------------------------------------------------------------------------------------------------------------


Michael J. Dalton, Age 59                                           1984          2001      61,753 (3)(6)(7)(8)
----------------------------------------------------------------
  President and Chief Operating Officer of Unitil. Mr. Dalton is
  also a Director, since 1996, and Secretary, since 1997, of the
  University of New Hampshire Foundation, and Chairman of the
  University of New Hampshire President's Council since 1995.

Albert H. Elfner, III, Age 55                                       1999          2002       1,155
----------------------------------------------------------------
  Retired Chairman (1994 - 1999) and Chief Executive Officer
  (1995 - 1999) of Evergreen Investment Management
  Company, Boston, MA. Mr. Elfner is also a Director of Polaris
  International Investment Trust Company, Taipei, Taiwan,
  ROC. Mr. Elfner is a former Chairman and Director
  (1995 - 1999) of Keystone Trust Company, Portsmouth, NH,
  and a former Director (1998 - 1999) of Investment Mutual
  Insurance Company, Washington, DC.

Ross B. George, Age 67                                              1999          2002       2,655
----------------------------------------------------------------
  Chairman of the Board, since 1999 (Director since 1988) of
  Simonds Industries, Inc., ("Simonds") Fitchburg, MA.
  Mr. George served as Chief Executive Officer (1995 - 1999)
  and President and Chief Operating Officer (1988 - 1995), also at Simonds (industrial cutting tools manufacturing company).

Bruce W. Keough, Age 43                                             1998          2001       2,355
----------------------------------------------------------------
  Real estate developer and private equity investor. Mr. Keough is also Chairman of the Board of Trustees of the University
  System of New Hampshire since 1999 (Trustee since 1997).
  Mr. Keough is also a former New Hampshire State Senator
  (1994 - 1996) and a member of the Board of Governors of
  New Hampshire Public Television since 1997.

J. Parker Rice, Jr., Age 74                                         1992          2001       1,807
----------------------------------------------------------------
  Retired, since 1999, Director, former President and Treasurer of Hyland/Rice Office Products, Inc., Fitchburg, MA (office products dealer).

M. Brian O'Shaughnessy, Age 57                                      1998          2002         455
----------------------------------------------------------------
  Chairman of the Board, Chief Executive Officer and President
  of Revere Copper Products, Inc., Rome, NY, since 1988.

Joan D. Wheeler, Age 62                                             1994          2001       1,355
----------------------------------------------------------------
  Owner of the Russian Gallery, Marblehead, MA (art gallery).
  Ms. Wheeler is a former Director of Shaw's Supermarkets,
  Inc. (1979 - 1987), a former Director of Granite Bank, Keene,
  NH, and a former Trustee of Franklin Pierce College.

---------------------------------------------------------------------------------------------------------------
NOTES:

      Except as otherwise noted, each of the persons named above has held his present position (or another executive position with the same employer) for more than the past five (5) years.

<F1>  Based on information furnished to Unitil by the nominees and continuing Directors. No Director standing for election, no Director whose term is continuing and no officer owns more than one percent of the total outstanding shares.
<F2>  Mr. Aubuchon is a Director nominee elected to the Board by the Board of Directors upon recommendation by the Executive Committee in December, 1999. Mr. Aubuchon has not previously been elected by the shareholders of the Company.
<F3>  Included are 1,294 and 4,439 shares which are held in trust for
      Messrs. Schoenberger and Dalton, respectively, under the terms of the Unitil Tax Deferred Savings and Investment Plan ("401(k)"). Messrs. Schoenberger and Dalton have voting power only with respect to the shares credited to their accounts. For further information regarding 401(k), see "Other Compensation Arrangements - Tax-Qualified Savings and Investment Plan" below.
<F4>  Included are 28,296 options which Mr. Schoenberger has the right to purchase pursuant to the exercise of those options under the terms of the 1989 Key Employee Stock Option Plan ("KESOP"). For further information regarding the KESOP, see "Other Compensation Arrangements" below.
<F5>  Included are 40,000 options which Mr. Schoenberger has the right to purchase upon the exercise of those options under the terms of the 1998 Stock Option Plan ("Option Plan"). See "Other Compensation Arrangements." Mr. Schoenberger was granted 20,000 options in March, 1999, and 20,000 options in January, 2000, all of which will vest at a rate of 25% in year one, 25% in year two, and 50% in year three, following the dates of the respective grants.
<F6>  Included are 20,000 options which Mr. Dalton has the right to purchase upon the exercise of those options under the terms of the 1998 Stock Option Plan ("Option Plan"). See "Other Compensation Arrangements." Mr. Dalton was granted 10,000 options in March, 1999, and 10,000 options in January, 2000, all of which will vest at a rate of 25% in year one, 25% in year two, and 50% in year three, following the dates of the respective grants.
<F7>  Included are 100 shares held by Mr. Dalton jointly with his wife with whom he shares voting and investment power.
<F8>  Included are 9,501 shares held by a member of Mr. Dalton's family. He has no voting rights or investment power with respect to, and no beneficial interest in, such shares.

      The Board of Directors met six times in 1999. During 1999, Directors attended an average of 97% of all meetings of the Board of Directors held and of all meetings held by all Committees of the Board on which they served, if any.

      Section 17(a) of the Public Utility Holding Company Act of 1935 and
Section 16(a) of the Securities Exchange Act of 1934 require the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership and changes in share ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Company with copies of all Section 17(a) and Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that such forms were not required for those persons, the Company believes that all filing requirements applicable to its officers and directors during 1999 and through February, 2000, were met.

                          Compensation of Directors
             --------------------------------------------------

      In 1999, members of the Board of Directors who are not officers of Unitil or any of its subsidiaries received an annual retainer fee of $7,000 in cash and $5,500 in Unitil Common Stock, and $500 for each Board meeting attended. Members of the Executive Committee, who are not officers of Unitil or any of its subsidiaries, received an annual retainer fee of $3,000 and $400 for each meeting attended. The Chairman of the Executive Committee received an annual retainer fee of $15,000, and $400 for each meeting attended. Members of the Audit Committee and Compensation Committee received an annual retainer fee of $1,000 and $400 for each meeting attended. The Chairman of the Audit Committee and the Chairman of the Compensation Committee received an annual retainer fee of $2,000, respectively, and $400 for each meeting attended. Those Directors of Unitil who also serve as Directors of CECo, E&H or FG&E and who are not officers of Unitil or any of its subsidiaries received a meeting fee of $100 per subsidiary meeting attended and no annual retainer fee from CECo, E&H or FG&E. All Directors are entitled to reimbursement of expenses incurred in connection with attendance at meetings of the Board of Directors and any Committee on which they serve.

      As part of the Company's overall support for charitable institutions, in 1999 the Company instituted a program which provides a perpetual gift of $1,000 annually to the Greater Seacoast United Way ("United Way") on behalf of each Director who retires from the Board. The Director(s) receive no financial benefit from this program as the charitable deductions accrue solely to the Company. In 1999, three Directors retired from the Board.

      In 1999, the Board of Directors approved the Unitil Corporation Directors' Deferred Compensation Plan ("Deferred Plan") for the purpose of allowing non-employee members of the Board to defer payment of all or a specified part of compensation for services performed as Directors. The Deferred Plan is administered by the Compensation Committee and stipulates that eligible Directors may elect to defer all or a portion of their cash retainer and meeting fees. Separate accounts are maintained for each Director participant, which are an unfunded liability of the Company. Additionally, accounts are credited monthly with interest based on the current rate of 60-month Treasury bills. Funds contributed and interest credited is tax deferred until withdrawn from the Deferred Plan. Director participants may elect to withdraw funds from the Deferred Plan after a fixed amount of time, upon resignation or retirement from the Board, upon death or disability, or upon a Change in Control. Withdrawals may be taken in cash, either in one lump sum or in a series of installments.

                    Committees of the Board of Directors
             --------------------------------------------------

                             Executive Committee
                           ----------------------

      The Executive Committee of the Board of Directors held 11 meetings in 1999. Its members are Bruce W. Keough, Robert G. Schoenberger, W. William VanderWolk, Jr. (Chairman), Joan D. Wheeler and Franklin Wyman, Jr. This Committee's responsibility is to review and oversee corporate policies related to the Company's long-range strategic business, financial and operating plans. In addition, the Executive Committee also acts as a nominating committee. In its function as a nominating committee, the committee coordinates suggestions or searches for potential nominees for Board members; reviews and evaluates qualifications of potential Board members; and recommends to the Board of Directors nominees for vacancies occurring from time to time on the Board of Directors. The Committee will consider nominees recommended by shareholders upon timely submission of the names of such nominees with qualifications and biographical information forwarded to the Executive Committee of the Board of Directors. The Executive Committee's duties also include the review and recommendation of corporate governance standards and the annual review of Board member and CEO performance.

                               Audit Committee
                           ----------------------

      The Audit Committee of the Board of Directors, which held two meetings in 1999, consists of Ross B. George, M. Brian O'Shaughnessy, and J. Parker Rice, Jr. (Chairman). The duties of this Committee encompass making recommendations on the selection of Unitil's independent auditors; conferring with such auditors regarding, among other things, the scope of their examination, with particular emphasis on areas where special attention should be directed; reviewing the accounting principles and practices being followed by Unitil; assessing the adequacy of Unitil's interim and annual financial statements; reviewing the internal audit controls of Unitil and its subsidiaries; performing such other duties as are appropriate to monitor the accounting and auditing policies and procedures of Unitil and its subsidiaries; and reporting to the full Unitil Board from time to time. In addition, beginning in 1998 and throughout 1999, the Audit Committee also had the responsibility of monitoring the Company's progress regarding the Year 2000 date recognition matter. At the Committee's meetings, reports from management were presented regarding the Company's Year 2000 remediation and testing efforts. Additionally, the Committee, at its discretion, meets independently with the Company's external auditors and/or the Company's internal auditor.

                           Compensation Committee
                           ----------------------

      The Compensation Committee of the Board of Directors, which held three meetings in 1999, consists of Albert H. Elfner, III, Bruce W. Keough (Chairman), and Charles H. Tenney III. The duties of this Committee include studying and making recommendations to the Board of Directors with respect to base and incentive compensation plans and payments and other benefits to be paid to the officers of Unitil. The Compensation Committee's duties also include the annual review of management succession planning, administration of the Company's Stock Option Plans, administration of merit, incentive and commission compensation plans for all appropriate personnel and administration of the Directors' Deferred Compensation Plan.

                    Report of the Compensation Committee
             --------------------------------------------------

      Upon the recommendation of the Compensation Committee, the Board of Directors votes to approve the compensation of the Chief Executive Officer. The Committee reports all of its decisions to the Board. The Board unanimously has accepted each of the recommendations described below made in 1999 and to date in 2000. The Committee also votes the compensation of all other Company executive officers listed in the Summary Compensation Table, as well as other senior employees. The Board has ratified the compensation decision for these executive officers.

      The overall objective of the Company's Board of Directors, and specifically this Compensation Committee, in setting compensation for Unitil's executive officers is to attract, retain and reward managers who are committed to solid financial performance and foster excellence in the management of the assets of the Company and who can successfully lead the Company as the industry undergoes unprecedented change and restructuring. To help meet these objectives, the Committee believes it is important for the Company to provide compensation to its executive officers, which varies directly with the performance of the Company.

      The Company pays both "base" and "variable" compensation to its officers. The base component of compensation is determined under Unitil's salary policy which is reviewed from time to time by outside consultants as to its competitiveness. Variable compensation is based on factors that measure the success of the Company for any given year and is governed by Unitil's Management Incentive Plan ("Incentive Plan"). The factors under the Incentive Plan provide a cash incentive opportunity if the Company meets certain targets for earnings and a high performing work force. The bonus opportunities are set by level of the executive position according to other companies in the utility industry. In 1999, threshold levels of the goals defined under the Incentive Plan were not achieved. Given earnings for 1999, there would have been no payout for 1999 according to the provisions of the Incentive Plan. The terms and provisions of the Incentive Plan provide the Committee with discretion to take extenuating circumstances into account when reviewing actual performance. In exercising its duties under the Incentive Plan, the Committee determined that it needed to take into account the bankruptcy of the Company's largest customer, adverse regulatory rulings, another record warm winter, continued cost pressures of industry restructuring, and the Company's investment in growth initiatives, all of which occurred during 1999. After consideration of these factors, and upon consultation with a nationally known compensation consulting firm, the Committee decided to grant an incentive payout of 60% of target. The payout for 1999 performance was made in February, 2000, and will therefore be reflected on the "Compensation of Officers" Table in the 2000 Proxy Statement.

      In addition, to further align the interest of the Company's management with shareholders and customers, the Company, in 1998, instituted a Stock Option Plan ("Option Plan"). The Option Plan provides grants of options to buy common shares of Company Stock. The Option Plan anticipates the granting of options over a period of five years, and each grant will vest over a three-year period. Each option grant is priced at the market price on the date of the grant. This plan emphasizes long-term growth of the price of the Company's common stock. In March, 1999, the Committee granted a total of 62,000 options to the members of senior management.

      The compensation of the Chief Executive Officer ("CEO"), is governed by these same plans and objectives. As Chairman of the Board and CEO, Mr. Schoenberger was paid an annual base salary of $267,048 in 1999. This amount, based on the terms of Mr. Schoenberger's 1997 employment agreement calling for $245,000 per annum with an annual performance and salary review, was determined in accordance with Unitil's salary policy. Mr. Schoenberger's employment agreement with the Company is further detailed on page 15.

      The Committee periodically reviews each component of the Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive and that incentive opportunities are linked to Company performance. The Company engaged a nationally known compensation consulting firm in 1998 to review the competitiveness of the total compensation package for the CEO and other executive positions. As a result of this review, the Company adopted a new salary policy, new base salary ranges, a new Management Incentive Plan (see "Other Compensation Arrangements") and a new non-qualified Stock Option Plan (see "Other Compensation Arrangements"). These new policies and plans brought the Company's compensation practices into line with current market conditions for competitive pay levels of utility executives, and better support the achievement of the Company's mission and strategies.

                                     Compensation Committee Members
                       -----------------------------------------------------
                           Albert H. Elfner, III, Bruce W. Keough, Chairman,
                                                   and Charles H. Tenney III


                   Stock Performance Graph and Information
             --------------------------------------------------

Comparative Five-Year Cumulative Total Returns
----------------------------------------------------------------------------

                1994    1995    1996    1997    1998    1999
                --------------------------------------------

Unitil          $100    $138    $141    $183    $180    $300
Peer Group      $100    $132    $132    $157    $146    $151
S&P 500         $100    $137    $167    $221    $282    $335

The graph above assumes $100 invested on December 31, 1993, in each category and the reinvestment of all dividends during the period. The Peer Group is comprised of the S&P 40 Utilities.
----------------------------------------------------------------------------

                          Compensation of Officers
             --------------------------------------------------

The tabulation below shows the compensation Unitil, or any of its subsidiaries, has paid to its Chief Executive Officer and its most highly compensated officers whose total annual salary and bonus were in excess of $100,000 during the year 1999.

                         SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------

                                                                                 Long Term Compensation
                                                                          -----------------------------------
                                             Annual Compensation                 Awards             Payouts
                                      --------------------------------    ------------------------    -------
                                                                Other
Name and                                                        Annual    Restricted                             All Other
Principal                             Salary          Bonus      Comp.      Stock                      LTIP        Comp.
Position(1)                   Year      ($)           ($)(2)      ($)      Awards($)    Options(#)    Payouts       ($)
--------------------------------------------------------------------------------------------------------------------------
    (a)                       (b)       (c)            (d)        (e)        (f)           (g)          (h)         (i)
--------------------------------------------------------------------------------------------------------------------------

Robert G. Schoenberger(3)     1999    $267,048        $109,415    --         --          20,000(5)      --       $ 6,080(7)
Chairman of the Board &       1998     245,003              --    --         --              --         --
Chief Executive Officer       1997      65,833(4)           --    --         --          25,000(6)      --

Michael J. Dalton             1999    $199,500        $ 67,882    --         --          10,000(5)      --       $ 7,271(8)
President & Chief             1998     190,005          67,959    --         --              --         --
Operating Officer             1997     174,000          63,834    --         --              --         --

Anthony J. Baratta, Jr.(9)    1999    $159,078        $ 33,606    --         --          10,000(5)      --       $26,667(11)
Senior Vice President &       1998     107,501(10)          --    --         --              --         --
Chief Financial Officer       1997          --              --    --         --              --         --

James G. Daly(12)             1999    $151,668        $ 38,074    --         --           2,500(5)      --       $ 4,962(13)
Senior Vice President,        1998     142,092          39,314    --         --              --         --
Unitil Service                1997     125,625          33,568    --         --              --         --

George R. Gantz               1999    $132,420        $ 32,261    --         --           2,500(5)      --       $ 4,540(14)
Senior Vice President,        1998     120,399          39,314    --         --              --         --
Unitil Service                1997     104,475          33,658    --         --              --         --

--------------------------------------------------------------------------------------------------------------------------
NOTES:

<F1>  Officers of the Company also hold various positions with subsidiary companies. Compensation for those positions is included in the above table.
<F2>  Bonus amounts reflected are comprised of the Unitil Management
      Incentive Plan ("Incentive Plan") cash awards paid in February, 1999, for 1998 results. The terms of the Incentive Plan provide a cash incentive opportunity if the Company meets certain pre-established performance targets (see "Other Compensation Arrangements").
<F3>  Robert G. Schoenberger was elected Chairman of the Board and Chief
      Executive Officer in October 1997. Mr. Schoenberger was not employed by the Company or any of its subsidiary companies prior to October 1997.
<F4>  Base salary paid to Mr. Schoenberger for 1997 includes salary for the months of November and December, and a $25,000 payment received on his first day of employment with the Company. Mr. Schoenberger's annual base salary in 1997 was $245,000.
<F5>  Options were granted in March, 1999, under the 1998 Stock Option Plan
      ("Option Plan"). Options will vest at a rate of 25% in year one, 25% in year two, and 50% in year three, following the date of the grant. As of February, 2000, no options are vested and no options are exercisable.
<F6>  Options were granted to Mr. Schoenberger on November 3, 1997, under the Key Employee Stock Option Plan (see "Other Compensation Arrangements" and subsequent notes).
<F7>  All Other Compensation for Mr. Schoenberger for the year 1999 includes
      401(K) company contribution, and Group Term Life Insurance payment valued at $4,800 and $1,280, respectively.
<F8>  All Other Compensation for Mr. Dalton for the year 1999 includes,
      401(K) company contribution and Group Term Life Insurance payment, valued at $4,800 and $2,471, respectively.
<F9>  Anthony J. Baratta, Jr. began his employment with the Company as
      Senior Vice President and Chief Financial Officer in April, 1998. Mr. Baratta was not employed by the Company or any of its subsidiary companies prior to April, 1998.
<F10> Base salary paid to Mr. Baratta for 1998 includes salary for the
      months of April through December.       Mr. Baratta's annual salary in
      1998 was $150,000.
<F11> All Other Compensation for Mr. Baratta for the year 1999 includes,
      401(K) company contribution, Group Term Life Insurance payment, and taxable relocation payment valued at $4,770, $1,897 and $20,000, respectively.
<F12> Mr. Daly resigned from the Company on February 7, 2000.
<F13> All Other Compensation for Mr. Daly for the year 1999 includes 401(K)
      company contribution and Group Term Life Insurance payment, valued at $4,550 and $411, respectively.
<F14> All Other Compensation for Mr. Gantz for the year 1999 includes 401(K)
      company contribution and Group Term Life Insurance payment, valued at $3,973 and $568, respectively.

                       Other Compensation Arrangements
             --------------------------------------------------

      The table below provides information with respect to options granted in fiscal 1999 under the 1998 Stock Option Plan (See also "Other Compensation Arrangements") to the named executive officers in the Summary Compensation table. The Company has no compensation plan under which Stock Appreciation Rights (SARs) are granted and thus reference to SARs has been omitted from the table.

                      OPTION GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------


                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                         Individual Grants                                Annual Rates of Stock
                                                                                          Price Appreciation for
                                                                                                Option Term
----------------------------------------------------------------------------------------------------------------
          (a)                  (b)           (c)                 (d)               (e)         (f)         (g)
----------------------------------------------------------------------------------------------------------------
                                         % of Total          Option Price
                           Number of      Options      -----------------------
                           Securities    Granted to                    Market
                           Underlying    Employees     Exercise or    Price on
                            Options      in Fiscal     Base Price      Date of    Exp.
         Name              Granted(#)       Year          ($/Sh)        Grant     Date        5%($)      10%($)
----------------------------------------------------------------------------------------------------------------

Robert G. Schoenberger
Chairman of the Board &      20,000         32.3%        $23.375      $23.375     3/5/09    $294,000    $745,000
Chief Executive Officer

Michael J. Dalton
President &                  10,000         16.1%        $23.375      $23.375     3/5/09    $147,000    $372,500
Chief Operating Officer

Anthony J. Baratta, Jr.
Senior Vice President &      10,000         16.1%        $23.375      $23.375     3/5/09    $147,000    $372,500
Chief Financial Officer

James G. Daly
Senior Vice President,        2,500          4.0%        $23.375      $23.375     3/5/09    $ 36,750    $ 93,125
Unitil Service

George R. Gantz
Senior Vice President,        2,500          4.0%        $23.375      $23.375     3/5/09    $ 36,750    $ 93,125
Unitil Service

     The table below provides information with respect to options to purchase shares of the Company's Common Stock exercised in fiscal 1999 under the 1989 Key Employee Stock Option Plan ("KESOP") and the value of unexercised options granted in prior years and in 1999 under the KESOP and the 1998 Stock Option Plan ("Option Plan"), respectively, to the named executive officers in the Summary Compensation Table and held by them as of December 31, 1999.

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR (FY)
                       AND FY-END OPTION VALUES (1)(2)
----------------------------------------------------------------------------

                                                      Number of Unexercised           Value of Unexercised
                           Shares                           Options at                In-the-Money Options
                          Acquired                          FY-End (#)                   at FY-End ($)
                             on         Value     ----------------------------     -------------------------
                          Exercise    Realized            Exercisable/                   Exercisable/
          Name              (#)          ($)              Unexercisable                  Unexercisable
------------------------------------------------------------------------------------------------------------
          (a)               (b)          (c)                   (d)                            (e)
------------------------------------------------------------------------------------------------------------

Robert G. Schoenberger         --           --    exercisable      25,000(3)(4)    exercisable      $487,750
Chairman of the Board &                           unexercisable    20,000          unexercisable    $247,500
Chief Executive Officer

Michael J. Dalton          12,000     $197,280    exercisable           0          exercisable      $      0
President &                                       unexercisable    10,000          unexercisable    $123,750
Chief Operating Officer

Anthony J. Baratta, Jr.        --           --    exercisable           0          exercisable      $      0
Senior Vice President &                           unexercisable    10,000          unexercisable    $123,750
Chief Financial Officer

James G. Daly                  --           --    exercisable           0          exercisable      $      0
Senior Vice President,                            unexercisable     2,500          unexercisable    $ 30,938
Unitil Service

George R. Gantz             5,078     $ 69,873    exercisable           0          exercisable      $      0
Senior Vice President,                            unexercisable     2,500          unexercisable    $ 30,938
Unitil Service

------------------------------------------------------------------------------------------------------------
NOTES:

<F1>  The KESOP authorizes the Compensation Committee to provide in the award agreements that the participant's right to exercise the options provided for therein will be accelerated upon the occurrence of a "Change in Control" of Unitil. The term "Change in Control" is defined in substantially the same manner as in the Severance Agreements as defined on pages 14 and 15. All of the award agreements entered into with participants in the KESOP to date contain such a "Change in Control" provision. Each award agreement also provides that, upon the exercise of an option on or after a Change in Control, Unitil shall pay to the optionee, within five business days, a lump sum cash amount equal to the economic benefit of the optionee's outstanding options and associated dividend equivalents that the optionee would have received had the option remained unexercised until the day preceding the expiration of the grant. Upon the exercise of any option by an employee and upon payment of the option price for shares of Unitil Common Stock as to which the option was granted (the "Primary Shares"), Unitil will cause to be delivered to such employee (i) the Primary Shares and (ii) the number of shares of Unitil Common Stock (the "Dividend Equivalent Shares") equal to the dollar amount of dividends which would have been paid on the Primary Shares (and previously accrued Dividend Equivalent Shares) had they been outstanding, divided by the fair market value of Unitil Common Stock determined as of the record date for each dividend. All options, with the exception of Mr. Schoenberger's options (see Note 3), associated with the KESOP were exercised as of March 7, 1999.
<F2>  The Option Plan authorizes the Compensation Committee to provide in the award agreements that the participant's right to exercise the options provided for therein will be accelerated upon the occurrence of a "Change in Control" of Unitil, and will become 100% vested and fully exercisable. The term "Change in Control" is defined in substantially the same manner as in the Severance Agreements as defined on pages 14 and 15. All of the award agreements entered into with participants in the Option Plan to date contain such a "Change in Control" provision. All options reported as "unexercisable" in the table were granted in March, 1999, under the Option Plan.
<F3>  In accordance with the terms of Mr. Schoenberger's employment agreement, on November 3, 1997, he received 25,000 options to purchase shares of Company stock under the KESOP. The options granted to Mr. Schoenberger became exercisable on November 3, 1998. In 1998, the Compensation Committee extended the expiration date of Mr. Schoenberger's options until November 3, 2007 (ten years from the date of the grant), because the Option Plan originally provided ten years between the grant and expiration of options.
<F4>  Mr. Schoenberger's exercisable options listed in column (d) in the table above do not include non-preferential dividend equivalents associated with options outstanding.

      In December, 1998, the Unitil Board of Directors adopted the Unitil Corporation 1998 Stock Option Plan ("Option Plan"). The Company intends to grant stock options each year through March 1, 2004 under the plan to certain employees and directors, for the purchase of up to 350,000 shares of Unitil Common Stock. To date, grants were made to certain management employees in March, 1999, and in January, 2000. Each option grant will vest over a three year period and each grant will expire ten years after the date of grant.

      The purpose of the Option Plan is to provide an incentive to key employees and directors of Unitil and its affiliates who are in a position to contribute materially to the long-term success of Unitil and/or its affiliates, to increase their interest in the welfare of Unitil and its affiliates, and to attract and retain employees and directors of outstanding ability. The Compensation Committee will administer the plan. The Committee has the authority to interpret the plan and to designate recipients of the stock options.

      Stock options granted under the Option Plan will entitle the holders of those options to purchase up to the number of shares of common stock specified in the grant at a price established by the Committee. All grants will be issued at 100% of market value. Under the Option Plan, stock options for shares constituting not more than five percent of the common stock may be issued in any one year.

      The Company adopted a new Management Incentive Plan and a new Employee Incentive Plan in December, 1998, to provide cash incentive payments which are tied directly to achievement of the Company's strategic goals. Annual goals are established each year by the Board of Directors and payment of awards are made in February of the year following achievement of the goals. Target incentive payments have been established which vary based upon the grade level of each position. Actual awards can be less than or greater than the target payout depending upon actual results achieved.

      Unitil maintains a tax-qualified defined benefit pension plan and related trust agreement (the "Retirement Plan"), which provides retirement annuities for eligible employees of Unitil and its subsidiaries. Since the Retirement Plan is a defined benefit plan, no amounts were contributed or accrued specifically for the benefit of any officer of Unitil under the Retirement Plan. Directors of Unitil who are not and have not been officers of Unitil or any of its subsidiaries are not eligible to participate in the Retirement Plan.

      The table below sets forth the estimated annual benefits (exclusive of Social Security payments) payable to participants in the specified compensation and years of service classifications, assuming continued active service until retirement. The average annual earnings used to compute the annual benefits are subject to a $160,000 limit.

                             PENSION PLAN TABLE
----------------------------------------------------------------------------

                                                ANNUAL PENSION
                              ----------------------------------------------------
Average Annual Earnings        10 Years      20 Years      30 Years      40 Years
Used for Computing Pension    of Service    of Service    of Service    of Service
----------------------------------------------------------------------------------

        $100,000                20,000        40,000        50,000        55,000
         125,000                25,000        50,000        62,500        68,750
         150,000                30,000        60,000        75,000        82,500
         160,000                32,000        64,000        80,000        88,000

      The present formula for determining annual benefits under the Retirement Plan's life annuity option is (i) 2% of average annual salary (average annual salary during the five consecutive years out of the last twenty years of employment that give the highest average salary) for each of the first twenty years of benefit service, plus (ii) 1% of average annual salary for each of the next ten years of benefit service and (iii) 1/2% of average annual salary for each year of benefit service in excess of thirty, minus (iv) 50% of age 65 annual Social Security benefit (as defined in the Retirement Plan), and (v) any benefit under another Unitil retirement plan of a former employer for which credit for service is given under the Retirement Plan. A participant is eligible for early retirement at an actuarially reduced pension upon the attainment of age 55 with at least 15 years of service with Unitil or one of its subsidiaries. A participant is 100% vested in his benefit under the Retirement Plan after 5 years of service with Unitil or one of its subsidiaries. As of January 1, 2000, Messrs. Schoenberger, Dalton, Baratta, Daly and Gantz had 2, 32, 1, 11 and 16 credited years of service, respectively, under the Retirement Plan.

      Unitil also maintains a Supplemental Executive Retirement Plan ("SERP"), a non-qualified defined benefit plan. SERP provides for supplemental retirement benefits to executives selected by the Board of Directors. At the present time, Messrs. Schoenberger and Dalton are eligible for SERP benefits upon attaining normal or early retirement eligibility. Annual benefits are based on a participant's final average earnings less the participant's benefits payable under the Retirement Plan, less other retirement income payable to such participant by Unitil or any previous employer and less income that a participant receives as a primary Social Security benefit. Early retirement benefits are available to a participant, with the Unitil Board's approval, if the participant has attained age 55 and completed 15 years of service. Should a participant elect to begin receiving early retirement benefits under SERP prior to attaining age 60, the benefits are reduced by 5% for each year that commencement of benefits precedes attainment of age 60. If a participant terminates employment for any reason prior to retirement, the participant will not be entitled to any benefits. Under the SERP, Messrs. Schoenberger and Dalton would be entitled to receive an annual benefit of $38,551 and $28,191, respectively, assuming normal retirement at age 65 and that their projected final average earnings are equal to the average of their respective three consecutive years of highest compensation prior to retirement.

      Unitil and certain subsidiaries maintain severance agreements (the "Severance Agreements") with certain management employees, including Executive Officers. The Severance Agreements are intended to help assure continuity in the management and operation of Unitil and its subsidiaries in the event of a proposed "Change in Control". Each Severance Agreement only becomes effective upon the occurrence of a Change in Control of Unitil as defined in the Severance Agreements. If an employee's stipulated compensation and benefits, position, responsibilities and other conditions of employment are reduced during the thirty-six month period following a Change in Control, the employee is entitled to a severance benefit.

      The severance benefit is a lump sum cash amount equal to (i) the present value of three years' base salary and bonus; (ii) the present value of the additional amount the employee would have received under the Retirement Plan if the employee had continued to be employed for such thirty-six month period; (iii) the present value of contributions that would have been made by Unitil or its subsidiaries under the 401(k) if the employee had been employed for such thirty-six month period; and (iv) the economic benefit on any outstanding Unitil stock options and associated dividend equivalents, if applicable, assuming such options remained unexercised until the day preceding the expiration of the grant, including the spread on any stock options that would have been granted under the Option Plan if the employee had been employed for such thirty-six month period. Each Severance Agreement also provides for the continuation of all employee benefits for a period of thirty-six months, commencing with the month in which the termination occurred. In addition, pursuant to each Severance Agreement, Unitil is required to make an additional payment to the employee sufficient on an after-tax basis to satisfy any additional individual tax liability incurred under Section 280G of the Internal Revenue Code of 1986, as amended, in respect to such payments.

      The Company entered into an employment agreement with Mr. Schoenberger on November 1, 1997. The term of the agreement is for three years with an expiration date of October 31, 2000. Under the terms of the employment agreement, Mr. Schoenberger will receive an annual base salary of $245,000 which is subject to annual review by the Board for discretionary periodic increases in accordance with the Company's compensation policies. Mr. Schoenberger is entitled to participate in the Company's SERP, Executive Supplemental Life Insurance Program and all other employee benefit plans made available by the Company. On November 3, 1997, Mr. Schoenberger also received 25,000 options to purchase shares of Company stock under the Company's 1989 Key Employee Stock Option Plan ("KESOP"). In 1998, the Compensation Committee extended the expiration date of the options granted to Mr. Schoenberger under the KESOP until November 3, 2007. Said options were originally set to expire on March 7, 1999. Mr. Schoenberger was reimbursed for all reasonable interim living and reasonable travel expenses during 1997 and 1998. In addition, in 1998, Mr. Schoenberger was reimbursed for all direct moving expenses and received $50,000 when he relocated to the area, as was stipulated in the terms of his employment agreement. The agreement also provides that the Company and Mr. Schoenberger enter into a Severance Agreement, more fully described above. Mr. Schoenberger and the Company entered into said Severance Agreement in February, 1998. The Company, by action of the Board, may terminate Mr. Schoenberger's employment for any reason. If Mr. Schoenberger's employment is terminated by the Company during the term of the agreement for any reason other than Cause, death or disability, the Company shall pay Mr. Schoenberger's base pay at the rate in effect on the date of employment termination and benefits until the end of the term of the agreement, or if employment termination is after November 1, 1999, for one year.

               As to Other Matters to Come Before the Meeting
             --------------------------------------------------

      The Board of Directors does not intend to bring before the meeting any matters other than the one referred to above and knows of no other matters which may properly come before the meeting. If any other matters or motions come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

      The Board of Directors has selected and employed the firm of Grant Thornton as Unitil's independent certified public accountants to audit Unitil's financial statements for the fiscal year 1999. A representative of the firm will be present at the meeting and will be available to respond to appropriate questions. It is not anticipated that such representative will make a prepared statement at the meeting; however, he will be free to do so if he so chooses.

      Any proposal submitted by a shareholder of Unitil for inclusion in the proxy material for the 2001 annual meeting of shareholders must be received by Unitil at its Corporate Headquarters not later than December 20, 2000.

                 Solicitation, Revocation and Use of Proxies
             --------------------------------------------------


      Shares of Unitil Common Stock represented by properly executed proxies received by Unitil prior to or at the meeting will be voted at the meeting in accordance with the instructions specified on the proxies. If no instructions are specified on such proxies, shares will be voted FOR the election of the nominees for Directors. Abstentions and non-votes will have the same effect as negative votes.

      Any Unitil shareholder who executes and returns a proxy has the power to revoke such proxy at any time before it is voted by filing with the Secretary of Unitil, at the address of Unitil set forth above, written notice of such revocation or a duly executed proxy bearing a later date, or by attending and voting in person at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a proxy.

      Unitil will bear the costs of solicitation by the Board of Directors of proxies from Unitil shareholders. In addition to the use of the mail, proxies may be solicited by the Directors, officers and employees of Unitil by personal interview, telephone, telegram or otherwise. Such Directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Unitil may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses in connection therewith.

                                       By Order of the Board of Directors,

                                       Mark H. Collin
                                       Treasurer & Secretary

----------------------------------------------------------------------------
Unitil will furnish without charge to any shareholder entitled to vote and to any beneficial owner of shares entitled to be voted at the annual meeting of common shareholders, to be held April 20, 2000, a copy of its annual report on Form 10-K, including financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission for the fiscal year 1999, upon written request to Mark H. Collin, Treasurer, Unitil Corporation, 6 Liberty Lane West, Hampton, NH 03842-1720.
----------------------------------------------------------------------------


                                                                   437-PS-00


                                    PROXY

                             UNITIL CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, revoking all previous proxies, hereby appoints ANTHONY J. BARATTA, JR., MARK H. COLLIN, MICHAEL J. DALTON and ROBERT G. SCHOENBERGER, and each of them, proxies will full power of substitution to each, to vote for the undersigned at the Annual Meeting of Common Shareholders of Unitil Corporation (the "Company") to be held at the office of the Company, 6 Liberty Lane West, Hampton, New Hampshire on Thursday, April 20, 2000, at 10:30 A.M., and at any and all adjournments thereof, with all powers the undersigned would possess if personally present and voting and particularly with respect to the matters set forth on the reverse side hereof.

      PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE HEREOF AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

-------------                                                -------------
|SEE REVERSE|   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   |SEE REVERSE|
-------------                                                -------------


[Unitil Logo]
   your energy choice
   c/o Equiserve
   P.O. Box 8040
   Boston, MA 02266-8040

                 THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

Regardless of whether or not you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the Meeting by promptly returning your proxy (attached below) in the enclosed envelope. Thank you for your attention to this important matter.

                Directions to Unitil's Corporate Headquarters

                             6 Liberty Lane West
                           Hampton, New Hampshire

From Route 95
-------------
Take New Hampshire Exit 2. Immediately after the toll booth (50 cents) bear left onto Rte. 101 East. Cross back over Rte. 95, then take the first right, follow signs for Liberty Lane/Rte 27. Take the first left to the Liberty Lane entrance. Stay right on the access road until it crosses under Rte. 95, then turn left at the Liberty Lane West sign. Continue straight, 1/2 mile to Unitil on the right.

From Route 101 East
-------------------
Cross over Rte. 95, then take the first right, follow signs for Liberty Lane/Rte 27. Take the first left to the Liberty Lane entrance. Stay right on the access road until it crosses under Rte. 95, then turn left at the Liberty Lane West sign. Continue straight, 1/2 mile to Unitil on the right.

      Please call 800/999-6501 if you would like additional information.

                                 DETACH HERE
--------------------------------------------------------------------------
[x] Please mark
    vote as in
    this example.

This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted in favor of the election of the three Directors listed in Item 1.

The Board of Directors recommends a vote "FOR" each of the nominees listed below.

1.  To elect three Directors:
Nominees: William E. Aubuchon, III, Robert G. Schoenberger,
          Charles H. Tenney, III

     FOR   [ ]         [ ]   WITHHELD
     ALL                     FROM ALL
NOMINEES                     NOMINEES

[ ]  ______________________________________
     For all nominees except as noted above

                        MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [ ]

                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                        Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                        PLEASE RETURN THIS PROXY PROMPTLY.

Signature:_______________ Date: ______ Signature:_________________ Date: ______